Investor Presentation April 2021 © 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE Exhibit 99.2

Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of management and can be identified by words such as “anticipates”, “believes”, “plans”, “will”, “intends”, “expects”, and similar references to the future. Any statement that is not a historical fact, including statements relating to our beliefs regarding our prospects for our business; our beliefs regarding the drivers and trends in our business and our markets; the level of demand for our products and services; backlog and future order levels; our competitive position and strengths; our beliefs regarding the attributes and anticipated benefits of our products and services; our market growth; our beliefs and expectations regarding the ways in which our customers use our products; our expectations regarding the composition of our customers; our strategy and the benefits of our strategy; our objectives for future growth; and our expectations regarding the size and timing of this offering and the intended use of proceeds. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially, and reported results should not be considered as an indication of future performance. These risks and uncertainties include, but are not limited to, the ability to continue the momentum in our business, our ability to successfully execute our business strategy, our ability to capitalize on trends in our business, the level and timing of customer orders, the success of products and strategic partnerships, industry trends and seasonality, the impact of COVID-19, and factors discussed in Identiv’s filings with the Securities and Exchange Commission, including the risks set forth in the section entitled “Risk Factors” in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. Forward-looking statements speak only as of the date hereof, and Identiv disclaims any obligation to update these forward-looking statements. Non-GAAP Financial Measures This presentation includes financial information that has not been prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), including non-GAAP gross margin and non-GAAP adjusted EBITDA. Identiv uses non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. We believe these non-GAAP financial measures provide an additional tool for investors to use in evaluating ongoing operating results and trends. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures as detailed in this presentation. Potential investors should not rely on any single financial measure to evaluate our business. Identiv and the Identiv logo are trademarks of Identiv, Inc. All other trademarks and service marks are the property of their respective owners. A registration statement on Form S-3 has been filed with the Securities and Exchange Commission and declared effective. The offering of these securities will be made only by means of a written prospectus supplement and base prospectus forming part of the effective registration statement relating to the shares. Copies of the prospectus for this offering may be obtained, when available, by contacting B. Riley Securities, Inc., Attention: Prospectus Department, 1300 17th St. North, Ste. 1300, Arlington, VA 22209, by telephone at (703) 312-9580 or by email at prospectuses@brileyfin.com. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. Safe Harbor © 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE

Management Team

Today's Presenters

Previous Experience



Steven Humphreys
CEO, Director

- Led 3 public & 2 venture-backed companies and spent 10 years at GE
- Appointed to Identiv CEO in September 2015
- Member of the Board of Directors since 1996
- BS Yale University and M.S. & M.B.A. Stanford University



Sandra Wallach
CFO

- Appointed to Identiv CFO in February 2017
- Certified Six Sigma Black Belt (GE) and certified in Change Management (DMAIC, DFSS)
- Ms. Wallach holds a B.A. in Economics and Public Policy from the University of California, Berkeley



Dr. Manfred Mueller
COO & General Manager, Identity

- Named Chief Operating Officer in September 2013
- Previously held sales, marketing, product management, business development and investor relations roles at INVE
- Dr. Mueller holds M.S. and PhD degrees in chemistry from Regensburg University



Mark Allen
General Manager, Premises

- Appointed to General Manager, Premises in January 2016
- 29+ years of practical experience in technology
- Mr. Allen majored in Computer Science, Math, Commerce and Physics at Kings Norton in the United Kingdom



Mike Taylor
Vice President of Global Sales

- Hired to Vice President of Global Sales in July 2020
- Previously VP of North American Sales at AMAG Technology
- Prior to AMAG, ran North American Sales for Brivo Systems



Leigh Dow
VP Marketing

- Hired as Vice President of Marketing November 2020
- Fortune 100 leader roles at Intel and Honeywell
- Former United States Senate employee
- MBA - Technology Management, Six Sigma Lean Master

3
© 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE

Investment Thesis

✓ **Inflection point: Booming RFID market**
- Use cases with multi-billion unit market potential launching now
- Launches scaling up & use cases multiplying

✓ **Technology leader: patented technology & IP**
- Trusted first-mover: design wins with early adopters
- Technology lead and scale-up advantages established vs competitors
- Proven production scale-up with industry-leader use cases

✓ **Clear forward indicators**
- 2021 Q1 backlog > 2x 2020 Q1 backlog
- Recurring revenues: Consumables & SaaS

✓ **Multiple Growth Drivers**
- Design wins
- Use case expansion
- Technology expansion

✓ **Business model leverage demonstrated: Q4 2020**
- Revenues grew 30% YoY
- Operating expenses declined 4% YoY

Identiv Snapshot

- Technology Leading RFID[1]
- Use cases: Enabling use cases with 100's of billions of unit potential. Next-generation NFC[2] & sensor technology to expand use cases
- Design wins: Launching 3rd generation applications for industry leaders
- Complete life-cycle provider: Design → prototype → pilot → ramp → scale production: low risk, high quality, speed to market
- Software-enabling platform with cloud, web and mobile - based ACaaS[3] and VSaaS[4]

(1) Radio Frequency Identification.
(2) Near Field Communication.
(3) Access Control as a Service.
(4) Video Surveillance as a Service.

4
© 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE
IDENTIV

Our Vision: Software-enabling the Physical World RFID embedded in every item to make the physical world digital Our RFID devices have been integrated into over 1½ Billion physical internet of things worldwide Sensor-enabled RFID: Temperature, pressure, shock, humidity, authenticity, personalization Just the beginning - 100’s of billions potential RFID connected devices RFID-enabled first-mover forces competitors to adopt RFID products are better: Prescriptions for visually impaired Bike wheel pressure sensors © 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE

NFC/RFID: Industry Growth Inflection Point CVS Spoken RXTM leverages RFID to read prescription information out loud for visually impaired customers RFID/NFC instrumented prefilled syringe: verifies time, place, medication of each injection  Nike NFC allows fans to leverage NFC to unlock exclusive content Apple MagSafe NFC-enabled platform for intelligent mobile device accessories: cases, wallets, chargers, more coming… RFID on cannabis plants and packages: verify content & compliance, track and tax Blood Analyzer with RFID-enabled test assay cartridges for authentication & verification © 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE

Identiv's Leading Innovation Advantage: 10+ Years, Deep IP, Trusted by Leaders

Vertically integrated and fast response

- Fast delivery from ideation → initial protype → full scale development
- World-class RFID design & scale-up expertise

Quickly advance technologies working alongside customers through the innovation cycle

- Custom design and rapid prototyping – unique IP, patents & designs
- Deep technical expertise from design through production

World-class quality & production processes

- Singapore production: ISO 9001 and ISO 14001-certified
- Custom-developed software for security, personalization, advanced RFID device features at scale

Total solution provider


IDENTIV INNOVATION CYCLE
Design / Redesign
Prototype
Pilot
Production Ramp
Scale up
Customer Partnerships

7
© 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE

Pipeline Development Mobile Device Accessories: NFC/RFID Reliability & Quality experience in noisy RF space Pivotal role in market growth: Unique designs for Industry-leading companies + market-leading technology launches Design Wins Technology Launches Tag on Metal (patented): Personal Transportation, App Clips Nike Connect: Authenticity, App integration, consumer engagement Mattel Hot Wheels: High-speed read NFC RFID T-Patch (temperature) Active Version RFID Integrated Temperature & Humidity RFID NFC Syringe RFID Capacitance for fill-sensing Eco Friendly NFC RFID © 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE

Our Business Segments IDENTITY SEGMENT 39% of FY2020 Total Revenue Products to digitally enable and secure every physical place Security across access control, video intelligence, audio, access readers, and identities to governments & enterprises Software-enabling IoT security devices 61% of FY2020 Total Revenue Provides pervasive RFID devices Bringing digital identity to physical ‘things’ 150+ antenna designs and in-house RFID personalization PREMISES SEGMENT © 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE

Customers & end users: Innovative Market Leaders…. Technology leadership has built a global customer base of the most innovative, market-leading customers Global Customers and End Users Across Broad Range of End Markets Financial Services Retail Healthcare Consumer Other(1) 170+ Banks Worldwide (1) Other verticals include: communication, security, cities, education, transportation, industrial, property & infrastructure. Technology & Mobility Top 3 Mobile Device Provider TBU © 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE

…Most Demanding Security End Users High security engineered into every device: Data integrity, security, encryption, FIPS & HIPAA compliance, trusted for the most critical security needs Strong Government Customer Base and End Users 2 Dozen Embassies U.S. Civilian U.S. Military International Mission Critical Applications TBU © 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE

Key Customer Design Win Cases

The most demanding customers, the most critical use cases: Identiv is the trusted partner

Leading Mobile Device Manufacturer

- ✓ New category of NFC-enabled intelligent phone accessories launched by industry leader
  - ✓ Applications include payments, digital keys, health sensors and more
  - ✓ Mobile device company controls and monetizes all accessories
- ✓ Custom RFID (NFC & UWB) solutions: multi-year design-in program
- ✓ 8 RFID solutions and 2 new products in design
- ✓ Size of opportunity: 500M+ units
  - ✓ 18M units shipped 2H 2020



The White House

- ✓ Total, flexible perimeter access control from external gates to the presidential situation room
- ✓ Leveraged across secret service-secured facilities
- ✓ Highly secure but flexible – software-adaptable
- ✓ Pervasive but frictionless



THE WHITE HOUSE
WASHINGTON

CVS

- ✓ RFID-enabled spoken prescriptions available on every prescription bottle for visually impaired customers
- ✓ RFID programmers rolling out for every pharmacist station + RFID tags
- ✓ ~2,500 pharmacies providing RFID-enabled prescriptions (50M→100M)
- ✓ Consumable: recurring demand



CVS pharmacy™

EastWest Bank

- ✓ 5-year subscription service for total video intelligence solution platform
- ✓ ~100 branch locations: represents $650k over 5 years of recurring revenue
- ✓ Predictable operating expenses replaces large capital purchases, unpredictable technology cycles
- ✓ Proof point: 170+ other financial customers with same motivations

EAST WEST BANK

12
© 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE
IDENTIV

RFID Market Taking Off RFID sales up 100% year-over-year for the 2nd consecutive quarter Shipped +130 million units & increased AUP by 20% in FY 2020 Over 150 active customers à 100% customer retention in 2020 Growth indicators: Customer launches Design wins Recent technology launches: temperature (passive & active); humidity; capacitance (fluid fill); integrated HF/UHF; next-gen chips from NXP, Impinj, ST, TI, etc. Competitive advantages driving growth Investments in technology, world class quality, & automation Q4 & 2020 Business Highlights © 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE

Strength in Federal Government Federal sales grew 30% year-over-year Growth drivers: Technology strength & high security products and platforms Work-from-home & work-mobile: new, urgent security needs Recurring Revenue & Customer Retention Launched subscription services for entire physical security platform ACaaS (Access Control as a Service), VSaaS (Video Surveillance as a Service), mIDaaS (mobile identity as a service) Q4 & 2020 Business Highlights cont’d © 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE

Metric Q4’20 FY 2020 Revenue $24.8M +31% $86.9M +4% Recurring Revenue 6% 7% GAAP Gross Margin 35% 39% Non-GAAP Gross Margin 36% 40% GAAP Net Income (Loss) $(0.7M) $(5.1M) Non-GAAP Adj. EBITDA $/Margin $1.4M/ 6% $4.4M/ 5% EPS (GAAP) $(0.05) $(0.34) Cash Flows From Operating Activities (GAAP) $3.6M $(1.8M) Growth Q4 revenue +30% versus Q4’19 / 2H +18% versus 2H’19 RFID up 103% quarter over comparable quarter 2019 for the 2nd straight quarter Q1’21 backlog exiting Q4’20 $10.5M, 2X comparable period exiting Q4’19 Total orders booked through first 7 weeks of 2021 $16M, up 60% over comparable period entering 2020 Business model leverage Q4 operating expenses down 4% YoY, revenues up 30% YoY $3.6M positive Q4 Cash Flow from Operating Activities Capital-light: Investing activities / Cap Exp at Q4 $0.6M / FY20 $1.6M Recent Results & Momentum: Q4’20 Please refer to a reconciliation of Non-GAAP to GAAP later in this presentation. May include rounding differences. © 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE

© 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE Please refer to a reconciliation of Non-GAAP to GAAP later in this presentation or in the Q4 2020 earnings release dated March 4, 2021. May include rounding differences. Please refer to a reconciliation of Non-GAAP to GAAP later in this presentation. May include rounding differences. . Segment Revenue & Non-GAAP Gross Margin © 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE

Please refer to a reconciliation of Non-GAAP to GAAP later in this presentation or in the Q4 & FY 2020 earnings release dated March 4, 2021. May include rounding differences. © 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE Please refer to a reconciliation of Non-GAAP to GAAP later in this presentation. May include rounding differences. . Total Revenue & Non-GAAP Adjusted EBITDA Operating Expenses © 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE

Q4 2020 Cash Flow and Balance Sheet (in $M) Assets Q4’19 Q3’20 Q4’20 Equity & Liabilities Q4’19 Q3’20 Q4’20 Cash Flow Q4’19 Q3’20 Q4’20 Cash & cash equivalents 9.4 12.3 11.4 Accounts payable 8.8 9.5 11.0 From operations (0.9) (1.1) 3.6 Accounts receivable 18.4 20.4 18.9 Financial liabilities 14.2 23.8 20.1 From investing (0.0) (0.3) (0.6) Inventory 16.1 20.4 20.3 Other liabilities 15.8 14.4 13.4 From financing (0.8) 0.2 (4.1) Other assets 30.4 28.5 28.1 Total Equity 35.5 33.9 34.2 FX effect 0.0 0.3 0.3 Total 74.3 81.6 78.7 Total 74.3 81.6 78.7 Total (1.7) (0.8) (0.9) Cash Position *May include rounding differences. . © 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE

RFID: Massive & expanding TAM Core driver for growth: continued market leadership and increasing predictability Market opportunity: hundreds of billions of units, pervasive use cases Federal government expansion 30% growth trend continuing Leading security reputation with flagship security adopters Design wins with multi-million-unit potential Consumables + technology turnover Record RFID design-in pipeline, multi-million-unit design wins Recurring Revenue & Customer Retention Consumables + technology turnover 100% customer retention in RFID RMR products launched across Premises product lines 2021 Strategic Priorities and Business Drivers © 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE

Investment Thesis Inflection point: Booming RFID market Use cases with multi-billion-unit market potential launching now Launches scaling up & use cases multiplying Technology leader: patented technology & IP Trusted First-mover: Design wins with early adopters Technology lead and scale-up advantages established vs competitors Proven production scale-up with industry-leader use cases Clear forward indicators 2021 Q1 backlog > 2x 2020 Q1 backlog Recurring revenues: Consumables & SaaS Multiple Growth Drivers Design wins Use case expansion Technology expansion Business model leverage demonstrated: Q4 2020 Revenues grew 30% YoY Operating expenses declined 4% YoY © 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE

Appendix © 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE

Identity

Segment Description

- ✓ Digitally enabling and securing every physical thing
- ✓ Embedded RFID solutions to make digital and physical devices responsive, secure, feature- rich, interactive and customer- connected
- ✓ Identiv RFID devices integrated into and digitally-enabling over a billion and a half physical devices
- ✓ Reaches end users through strategic semiconductor partnerships, distributors and OEMS via digital and conventional marketing

Products


ECO
NTAG
NXP
IDENTIV

Key Growth Drivers

- RFID becoming pervasive with devices & infrastructure
- Competitive forces drive industries to follow early-adopters
- Necessity of physical and information security

Why Identiv Wins

- ✓ Innovation cycle drives technology leadership especially in sensors
  - ✓ Design → prototype → pilot → production → redesign
  - ✓ First-mover advantage with patented technology & trade secrets
- ✓ 150+ antenna designs
- ✓ Established high-end provider and partner with industry leading early adopters
- ✓ Strategic solution partnerships with key chip providers

22
© 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE
IDENTIV

Cyber breaches driving much greater cyber security requirements Technology driving accelerated upgrade cycles IT teams taking over physical security Premises Why Identiv Wins $11.9 $17.1 Segment Description Products Key Growth Drivers First-mover advantage with patented technology & trade secrets High barriers to entry Established customer base, particularly in government Total solution provider in an environment where increasingly complex cyber attacks are driving vendor consolidation Software, readers, panels, credentials, sensors, encompassing door access, video, audio and CRM Integration Premises business: digitally enabling and securing every physical place Physical and logical security platforms: Secure, convenient and responsive experience in physical spaces Deployed across buildings worldwide From sensitive government facilities to schools, utilities, hospitals, stores and the smallest shops and apartment buildings worldwide © 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE

Income Statement (unaudited, in $’000) © 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE

Balance Sheet (in $’000) © 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE

Operating Results & Non-GAAP Adjusted EBITDA Reconciliation (in $M) © 2021 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE